SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007

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                                   LION, Inc.
             (Exact name of registrant as specified in its charter)


      Washington                     0-25159                    91-2094375
    (State or other          (Commission file number)         (IRS employer
    jurisdiction of                                       identification number)
    incorporation)

      4700-42nd Ave. SW, Suite 430, Seattle, WA                    98116
      (Address of principal executive offices)                  (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition

          On March 8, 2007, LION, Inc. issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


Item 9.01     Financial Statements and Exhibits

       (c)  Exhibits.



 Exhibit No.     Description
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    99.1         Press release dated March 8, 2007, announcing financial
                 results for the fourth quarter and full year ended December
                 31, 2006




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LION, Inc.
                                      (Registrant)


Date: March 8, 2007

                                      By:   /s/ Randall D. Miles
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                                            Randall D. Miles
                                            Chief Executive Officer